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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K
                                     REPORT

                          Commission File No. 000-28749

                              FREESTAR TECHNOLOGIES
                      Formerly known as FREEDOM SURF, INC.

                 (Name of Small Business Issuer in Its Charter)

             Nevada                                         88-0446457
  (State or Other Jurisdiction of                           (IRS Employer
  Incorporation or Organization)                        Identification Number)

16130 Ventura Blvd., Suite 600
Encino, CA                                                        91436
(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 907-3353
                           (Issuer's Telephone Number)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

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FORWARD LOOKING STATEMENTS

Freestar Technologies, formerly known as Freedom Surf, Inc., ("Freestar," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registrant's Directors                                 4

Item 7.  Financial Statements and Exhibits                                     4

Item 8.  Change in Fiscal Year                                                 4

Item 9.  Change in Security Ratings                                            4

Signatures                                                                     5

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   Item 1.  Changes in Control of Registrant

None to report

   Item 2.  Acquisition or Disposition of Assets

On Friday, August 10, 2001, Freestar Technologies [Freestar] purchased all of the assets of Epaylatina, S.A. in exchange for 1,000,000 shares of Series A preferred stock in Freestar. The Series A shares are convertible into 12,000,000 shares of common stock in Freestar. Conversion can occur upon the certification after 12 months that Freestar has a before tax profit of at least $1,000,000 at which time, 1/3rd of the preferred shares become convertible into common. Then, on each 12 month anniversary date, again on certification of before tax profits of at least $1,000,000, another 1/3rd of the preferred shares will convert to common until all of the preferred stock has been converted. The preferred stock was issued pursuant to Section 4(2) of the Securities Act of 1934, as amended [the Act], and was disbursed to Paul Egan, the owner of Epaylatina, S.A. The Preferred stock is voting and each share receives 12 votes on any issue brought before the shareholders.

Total assets transferred to Freestar by this transaction totaled $1,297,902 less liabilities of Epaylatina which Freestar assumed totaling $18,108.

EPaylatina developed a card swipe terminal called the Card Device that works in conjunction with Windows computers enabling consumers to consummate secure e-commerce transactions over the internet using credit, debit, ATM (with PIN) or smart cards. The system integrates a consumer-side swipe terminal with a back-end tost-processing center. The swipe terminal encrypts sensitive financial data at the consumer's personal computer before sending the data over the internet to a secure third party processing center for decoding and subsequent forwarding to the credit, debit, ATM or smart card information to the online e-merchant.

In addition to Epaylatina's powerful tripple DES encryption algorithm that protects financial data when it is sent from the consumer's terminal to the processing center, when a transaction is consummated, the merchant only receives an authorization number. The merchant never receives the consumer's credit card information. This allows for a maximum level of financial security during the Epaylatina transaction.

Freestar management believes that the Card Device represents the future of secure internet based commerce.

   Item 3.  Bankruptcy or receivership

None to report

   Item 4.  Changes in Registrant's Certifying Accountant

None to report

   Item 5.  Other Events

None to report

  Item 6.  Resignation of Registrant's Directors

None to report.

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   Item 7.  Financial Statements and Exhibits

Exhibit 4: Certificate of Powers, Designations, Preferences And Rights of Series A Preferred Stock of Freestar Technologies

Exhibit 10.1 Contract for Purchase of Assets of Epaylatina, Inc. by Freestar Techologies

Exhibit 10.2  Employment Agreement

Exhibit 10.3  Employment Agreement

Exhibit 10.4  Employment Agreement'

Exhibit 27.1: Audited Financial Statements on Epaylatina, S.A.

Exhibit 27.2: Unaudited interim financial information of Freestar Technologies

   Item 8.  Change in Fiscal Year

None to report

   Item 9.  Change in Security Rating

None to report

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                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Freestar Technologies
                                  (Registrant)

Dated: August 13, 2001

/S/ Paul Egan
-----------------------------------
Paul Egan
Chief Executive Officer

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